CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report for Schwab Investments (“issuer”) on Form N-CSR for the period ended August 31, 2011 (“periodic report”), each of the undersigned, being the Chief Executive Officer and Principal Financial Officer, hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(1) The periodic report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the period presented therein.
Schwab Investments — Schwab Bond Funds

/s/ Marie Chandoha	Date: 10/13/2011
Marie Chandoha
President and Chief Executive Officer

Schwab Investments — Schwab Tax-Free Bond Funds

/s/ Marie Chandoha	Date: 10/13/2011
Marie Chandoha
President and Chief Executive Officer

Schwab Investments — Schwab Bond Funds

/s/ George Pereira	Date: 10/13/2011
George Pereira
Treasurer and Principal Financial Officer

Schwab Investments — Schwab Tax-Free Bond Funds

/s/ George Pereira	Date: 10/13/2011
George Pereira
Treasurer and Principal Financial Officer
This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.